Exhibit 10.3

CONFIRMATION, RATIFICATION AND AMENDMENT OF ANCILLARY LOAN DOCUMENTS

This Confirmation, Ratification and Amendment of Ancillary Loan Documents (this “Agreement”) is made as of the 8th day of April, 2016, by and among:

SEARS HOLDINGS CORPORATION, a corporation organized under the laws of the State of Delaware (“Holdings”);

SEARS ROEBUCK ACCEPTANCE CORP., a corporation organized under the laws of the State of Delaware, and KMART CORPORATION, a corporation organized under the laws of the State of Michigan (individually, a “Borrower”, and collectively, the “Borrowers”);

THE SUBSIDIARY GUARANTORS PARTY HERETO (individually, a “Subsidiary Guarantor”, and collectively, the “Subsidiary Guarantors”); and

BANK OF AMERICA, N.A., a national banking association, as administrative agent (in such capacity, the “Agent”) for its own benefit and the benefit of the other Credit Parties (as defined in the Amended Credit Agreement referred to below);

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H

WHEREAS, the Agent, Holdings, the Borrowers and the lenders party thereto, among others, are party to a certain Third Amended and Restated Credit Agreement dated as of July 21, 2015 (as amended and in effect immediately prior to the date hereof, the “Existing Credit Agreement”); and

WHEREAS, the applicable Loan Parties, and the other parties thereto executed and delivered to the Agent, for the benefit of the Credit Parties, among other documents, instruments and agreements, the documents, instruments and agreements set forth on Schedule I hereto (as amended and in effect, the “Ancillary Loan Documents”); and

WHEREAS, the Agent, Holdings and the Borrowers have agreed to amend the Existing Credit Agreement pursuant to that certain First Amendment to Third Amended and Restated Credit Agreement of even date herewith (the “Amendment”; and the Existing Credit Agreement, as amended by the Amendment and as subsequently amended, restated, supplemented or otherwise modified and in effect from time to time, the “Amended Credit Agreement”); and

WHEREAS, in connection with the execution and delivery of the Amendment, the Loan Parties and the Agent desire to enter into this Agreement to set forth their respective understanding with respect to the continued effectiveness of the Ancillary Loan Documents.

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NOW, THEREFORE, it is hereby agreed by and among the Loan Parties and the Agent, for the benefit of the Lenders and the other Credit Parties, as follows:

1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning set forth in the Amended Credit Agreement. In addition, as used herein, the following terms shall have the following meanings:

2. Amendments to Guarantee and Collateral Agreement.

(a) The definition of “Borrower Obligations” in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended by deleting each reference to the phrase “the Term Loan,” therefrom and substituting in its stead the phrase “the Term Loan, the 2016 Term Loan,”.

(b) Section 6.4 of the Guarantee and Collateral Agreement is hereby amended by deleting each reference to the phrase “all Advances and the Term Loan” from clauses Seventh and Eighth thereof and substituting in its stead the phrase “all Advances, the Term Loan and the 2016 Term Loan”.

3. General Amendments to Ancillary Loan Documents.

(a) For the avoidance of doubt, any and all references in any Ancillary Loan Documents to the “Credit Agreement” shall hereafter be deemed to mean and refer to the Amended Credit Agreement, as the same may be further amended, restated, supplemented, or otherwise modified from time to time.

(b) Any and all references in any Ancillary Loan Documents to General Electric Capital Corporation or CF Lending, LLC as a Co-Collateral Agent are hereby deleted in their entirety. For the avoidance of doubt, Bank of America, N.A. and Wells Fargo Bank, National Association are the only Co-Collateral Agents as of the date hereof.

4. Confirmation and Ratification of Ancillary Loan Documents. Each of the Loan Parties hereby ratifies and confirms all of the terms and conditions of, and all of the warranties and representations set forth in, each of the Ancillary Loan Documents to which it is a party, and each of the Loan Parties acknowledges and agrees that each of the Ancillary Loan Documents, as amended by this Agreement, remains in full force and effect.

5. Miscellaneous.

(a) This Agreement may be executed in multiple counterparts, each of which shall constitute original, and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(b) This Agreement expresses the entire understanding of the parties with respect to the matters set forth herein. No prior discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof.

(c) Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

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(d) The Loan Parties, at the Loan Parties’ expense, shall execute such additional documents and undertake such additional actions as the Agent may reasonably request as a result of the Amendment in order to more fully confirm, vest and perfect the Agent’s security interests, mortgages and liens in the collateral which is the subject of the Ancillary Loan Documents.

(e) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of laws principles thereof but including Section 5-1401 and Section 5-1402 of the New York General Obligations Law.

(f) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE ACTIONS OF THE AGENT, THE CO-COLLATERAL AGENTS OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.

LOAN PARTIES:	SEARS ROEBUCK ACCEPTANCE CORP.

	By:	/s/ Karen M. Smathers

	Name:	Karen M. Smathers
	Title:	President

KMART CORPORATION

	By:	/s/ Robert A. Riecker

	Name:	Robert A. Riecker
	Title:	Vice President, Controller and Chief Accounting Officer

SEARS HOUSINGS CORPORATION

	By:	/s/ Robert A. Schriesheim

	Name:	Robert A. Schriesheim
	Title:	Executive Vice President and Chief Financial Officer

A&E FACTORY SERVICE, LLC
A&E HOME DELIVERY, LLC
A&E LAWN & GARDEN, LLC
A&E SIGNATURE SERVICE, LLC
CALIFORNIA BUILDER APPLIANCES, INC.
FLORIDA BUILDER APPLIANCES, INC.
PRIVATE BRANDS, LTD.
SEARS BRANDS MANAGEMENT CORPORATION
SEARS HOME IMPROVEMENT PRODUCTS, INC.
SEARS PROTECTION COMPANY
SEARS PROTECTION COMPANY (FLORIDA), L.L.C.
SEARS, ROEBUCK DE PUERTO RICO, INC.
SOE, INC.
STARWEST, LLC

	By:	/s/ Lawrence J. Meerschaert

	Name:	Lawrence J. Meerschaert
	Title:	Vice President

[Signature Page to Confirmation, Ratification and Amendment of Ancillary Loan Documents]

KLC, INC.

By:	/s/ Lawrence J. Meerschaert

Name:	Lawrence J. Meerschaert
Title:	Vice President and Secretary

KMART HOLDING CORPORATION
KMART OF MICHIGAN, INC.
KMART OPERATIONS LLC
SEARS OPERATIONS LLC
SEARS, ROEBUCK AND CO.

By:	/s/ Lawrence J. Meerschaert

Name:	Lawrence J. Meerschaert
Title:	Vice President, Tax, Assistant Treasurer and Secretary

KMART OF WASHINGTON LLC
KMART STORES OF ILLINOIS LLC
KMART STORES OF TEXAS LLC
MYGOFER LLC
By:	Kmart Corporation, its Sole Member

By:	/s/ Lawrence J. Meerschaert

Name:	Lawrence J. Meerschaert
Title:	Vice President, Tax, Assistant Treasurer and Secretary

KMART.COM LLC
By:	BlueLight.com, Inc., its Sole Member

By:	/s/ Lawrence J. Meerschaert

Name:	Lawrence J. Meerschaert
Title:	Vice President

SEARS HOLDINGS MANAGEMENT CORPORATION

By:	/s/ Lawrence J. Meerschaert

Name:	Lawrence J. Meerschaert
Title:	Vice President, Tax and Assistant Treasurer

[Signature Page to Confirmation, Ratification and Amendment of Ancillary Loan Documents]

AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Brian P. Lindblom

	Name:	Brian P. Lindblom
	Title:	Vice President

[Signature Page to Confirmation, Ratification and Amendment of Ancillary Loan Documents]

SCHEDULE I

Ancillary Loan Documents

1. Deposit Account Control Agreement dated as of June 17, 2009, by and among Sears, Roebuck and Co., the Control Co-Collateral Agent and Bank of America, N.A., as amended by that certain Amendment No. 1 to Deposit Account Control Agreement dated as of August 28, 2015, by and among Sears, Roebuck and Co., Kmart Corporation, the Control Co-Collateral Agent and Bank of America, N.A.

2. Collateral Access Agreement, dated as of May 21, 2009 (as amended, restated, supplemented or otherwise modified and in effect from time to time), by SRC Real Estate (TX), LP in favor of the Co-Collateral Agents, with respect to certain Leased Premises described therein

3. Collateral Access Agreement, dated as of May 21, 2009 (as amended, restated, supplemented or otherwise modified and in effect from time to time), by SRC O.P. Corporation in favor of the Co-Collateral Agents, with respect to certain Leased Premises described therein

4. Collateral Access Agreement, dated as of May 21, 2009 (as amended, restated, supplemented or otherwise modified and in effect from time to time), by SRC Facilities Statutory Trust No. 2003-A in favor of the Co-Collateral Agents, with respect to certain Leased Premises described therein

5. Collateral Access Agreement, dated as of July 15, 2009 (as amended, restated, supplemented or otherwise modified and in effect from time to time), by Innovel Solutions, Inc. (f/k/a Sears Logistics Services, Inc. (f/k/a Terminal Freight Handling Company)), a Delaware corporation (“Sears Logistics”), with respect to certain real properties on which Sears Logistics provides certain logistics services and as to which Sears Logistics is the owner

6. Collateral Access Agreement, dated on or about July 15, 2009 (as amended, restated, supplemented or otherwise modified and in effect from time to time), by Sears Logistics, with respect to certain real properties on which Sears Logistics provides certain logistics services and which Sears Logistics has leased from third party lessors

7. Collateral Access Agreement dated as of June 29, 2009 by MZIRP, Inc., with respect to the premises located at 31381 Pond Road, Delano (McFarland), California

8. Warehouse Waiver dated as of June 24, 2009 by Dart Warehouse Corporation, with respect to the premises located at 1835 Ferry Road, Naperville, Illinois

9. Warehouse Waiver dated as of June 24, 2009 by Dart Warehouse Corporation, with respect to the premises located at 5691 East Philadelphia Street, Suite 100, Ontario, California

10. Bailee Waiver Agreement dated as of July 29, 2009, by and among Maersk Customs Service, Inc., the Agent, Kmart Corporation and Sears, Roebuck and Co., and acknowledged by Sears Logistics Services, Inc.

11. Collateral Agreement dated as of July 29, 2009, by and among UPS Supply Chain Solutions, Inc., Kmart Corporation, Sears, Roebuck and Co. and the Control Co-Collateral Agent

12. Letter agreement with respect to certain Related Intellectual Property, dated as of May 21, 2009 (as amended, restated, supplemented or otherwise modified and in effect from time to time), by KCD IP, LLC in favor of the Co-Collateral Agents and acknowledged by the Loan Parties

13. Letter agreement with respect to certain Related Intellectual Property, dated as of May 21, 2009 (as amended, restated, supplemented or otherwise modified and in effect from time to time), by Sears Brands, L.L.C. in favor of the Co-Collateral Agents, with the consent of Sears Brands Business Unit Corporation, and acknowledged by the Loan Parties

14. Intercreditor Agreement dated as of October 12, 2010, by and among the Co-Collateral Agents, as ABL Agents, and Wells Fargo Bank, National Association, as Second Lien Agent, and acknowledged by the Loan Parties

15. Third Amended and Restated Guarantee and Collateral Agreement dated as of July 21, 2015, by and among the Loan Parties, the Agent and the Co-Collateral Agents

16. Collateral Access Agreement dated as of July 21, 2015 (as amended, restated, supplemented or otherwise modified and in effect from time to time) by Seritage SRC Finance LLC and Seritage KMT Finance LLC, with respect to certain Leased Premises described therein

17. Letter Agreement dated as of July 21, 2015, by the Loan Parties in favor of the Co-Collateral Agents with respect to the Intercompany Agreements referred to therein